SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[	] Preliminary Proxy Statement
[	] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	] Definitive Proxy Statement
[X] Definitive Additional Materials
[	] Soliciting Material Pursuant to Section 240.14a-12

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
	Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Michigan Municipal Bond Fund
	Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
	Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
	Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New York Municipal Bond Fund II
	Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5)	Total fee paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Filing Party:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Date Filed:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[Computershare Call Script -- for Eaton Vance Insured Municipal Bond Funds Proxy]

OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:
Hello, my name is___________. May I please speak with________________? I’m calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on January 29, 2010. Has that arrived?
For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:
Hello. My name is_____________ May I please speak with_____________ ? I’m calling regarding your current investment in the [Name of Fund(s)]. Briefly, I wanted to be sure you received a proxy statement and proxy card for the Special Meeting of Shareholders to be held on January 29, 2010. Has that arrived?
For confirmation purposes, may I please have your full name
and title? Are you authorized to vote this account?

SCENARIO 1:
If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:
I would like to mail you another set of proxy materials. Do you still live at (address)?
You should receive your materials within 7 to 10 business days.

Step 2:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone after you receive your proxy statement, please call {CFS toll free at ______________}. When calling, please refer to record #___________ . Our hours of operation are from 9:00 am to 11:00 pm
Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday. Thank you for your time. Have a nice day / evening!
After Shareholder Response: Thank you for your time. Have a nice day/evening!

SCENARIO 2:
If Solicitor reaches Answering Machine:
This message is to remind you that a Special Meeting of Shareholders of the [Name of Fund(s)] is
scheduled for January 29, 2010. You should have received a proxy statement in the mail. If you have received it, to quickly vote your shares over the telephone, simply call___________ . When calling please refer to record #_________ . Representatives are available until 11:00 p.m. Eastern time, Monday through
Friday, and 12 pm to 6 pm on Saturday and will be happy to assist. If for any reason you have not received it, call us at and we will send you another. Your vote is important! Thank you.

SCENARIO 3:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card yet?

Step 2:
B. If Shareholder says that they HAVE returned the proxy card:
For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?
If YES-follow step 4E.
If NO-follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?

Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms._________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES--ask if shareholder would like to vote the accounts.
If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ the proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE
PROCESS OF SUBMITTING A PROXY OR VOTING.
As described in the proxy statement, the reason for the proposal is that, as a result of recent market changes, there has been limited new insured bond issuance and the overall pool of municipal obligations in which the Fund may invest in accordance with its current investment policies has been significantly reduced. This has limited available investment opportunities for the Fund. If the proposal is approved, the
Fund will be required to normally invest at least 80 percent of net assets in municipal obligations rated A or better by credit rating agencies. The Board recommends a vote in favor of the proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
If the account has duplicates:
Mr./Ms.______________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES--ask if shareholder would like to vote the accounts.
If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:
Step 1:
A. If Shareholder says that they HAVE received the proxy statement and proxy card:
Have you had a chance to return your proxy card?

Step 2:
B. If Shareholder says that they HAVE NOT yet returned the proxy card:
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:
C. If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms._________, your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?
If YES--follow step 4E.
If NO--follow step 4F.
D. If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendation of your Board?

Step 4:
E. If Shareholder DOES want to vote with the Board:
I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms.________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES--ask if shareholder would like to vote the accounts.
If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
E(2.) After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!
F. If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals now and then place your vote?
F(1.) If Shareholder DECLINES to vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record #_______ . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!
F(2.) If Shareholder AGREES to vote:
READ the proposal directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE
PROCESS OF SUBMITTING A PROXY OR VOTING.
As described in the proxy statement, the reason for the proposal is that, as a result of recent market changes, there has been limited new insured bond issuance and the overall pool of municipal obligations in which the Fund may invest in accordance with its current investment policies has been significantly reduced. This has limited available investment opportunities for the Fund. If the proposal is approved, the
Fund will be required to normally invest at least 80 percent of net assets in municipal obligations rated A or better by credit rating agencies. The Board recommends a vote in favor of the proposal. How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call {CFS toll free}. When calling, please refer to record # _______. Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12 pm to 6 pm on Saturday.
Thank you for your time. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:
I am recording your vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

If the account has duplicates:
Mr./Ms._____________, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?
If YES--ask if shareholder would like to vote the accounts.
If NO--CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.
After Shareholder Response:
Thank you for your time and your vote. Have a nice day/evening!